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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                        March 28, 2002 (March 15, 2002)

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                            POINT THERAPEUTICS, INC.

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               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                              0-19410            04-3216862
 -------------------------              ----------------     ----------------
(State or Other Jurisdiction of         (Commission File      (I.R.S. Employer
       Incorporation)                       Number)          Identification No.)

       75 Kneeland Street
       BOSTON, MASSACHUSETTS                                        02111
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (617) 636-0680

                                    HMSR Inc.
                                 140 Locke Drive
                        MARLBOROUGH, MASSACHUSETTS 01752
         (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 1.  CHANGE OF CONTROL OF REGISTRANT

         On March 15, 2002, HMSR Inc. (now renamed Point Therapeutics, Inc.) (the "Company"), a Delaware corporation, PT Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("PT Acquisition"), and Point Therapeutics, Inc. (now renamed Point Therapeutics Massachusetts, Inc.) ("Point Massachusetts"), a Massachusetts corporation, consummated a merger (the "Merger") pursuant to the Agreement and Plan of Merger, dated as of November 15, 2001 (the "Merger Agreement"), among the Company, PT Acquisition and Point Massachusetts. Pursuant to the Merger Agreement, PT Acquisition merged with and into Point Massachusetts. Point Massachusetts was the surviving corporation in the Merger and became a wholly-owned subsidiary of the Company.

         The Company also announced on March 15, 2002 the approval of an amendment of its Certificate of Incorporation to effect a 1-for-10 reverse split of the Company's common stock and to change the Company's name to Point Therapeutics, Inc. Effective on March 18, 2002, the OTC Bulletin Board stock symbol for the Company's common stock was changed to "POTP."

         Pursuant to the Merger Agreement, each share of Point Massachusetts common stock outstanding immediately prior to the effective time of the Merger was converted into the right to receive 4.16168 shares of the Company's common stock. The total number of issued and outstanding shares of the Company's common stock was approximately 9,276,000 immediately after giving effect to the Merger and the 1-for-10 reverse split.

         Pursuant to the Merger Agreement, all outstanding options and warrants to purchase shares of Point Massachusetts common stock were assumed by the Company and may be exercised only for shares of the Company's common stock on the same terms and conditions as were in effect prior to the effective time of the Merger. The number of shares of the Company's common stock subject to each stock option and warrant assumed by the Company is the number of whole shares of the Company's common stock (omitting any fractional share) determined by multiplying the number of shares of Point Massachusetts common stock subject to each such stock option or warrant immediately prior to the effective time of the Merger by the exchange ratio of 4.16168. The per share exercise price of each stock option and warrant assumed by the Company was adjusted by dividing the per share exercise price by the exchange ratio of 4.16168 and rounding up to the nearest cent.

         As a result of the Merger, the former stockholders of Point Massachusetts held, immediately after the Merger, approximately 79.6% of the issued and outstanding shares of the Company's common stock; the remaining 20.4% of the issued and outstanding shares of the Company's common stock were held by the stockholders who held the Company's common stock immediately before the Merger became effective.

         Pursuant to the terms of the Merger Agreement, on March 15, 2002, John McGuire and Justin Doheny resigned from the Board of Directors of the Company and Mr. McGuire, James Murphy and Peter Sutcliffe resigned as officers of the Company. The Board of Directors of the Company (the "Board") was increased in size to five members, and Donald R. Kiepert, Jr., Thomas M. Claflin, Daniel T. Roble and William J. Whelan, Jr. were elected to serve on the Board; Timothy J. Barberich remained a member of the Board. These five members of the Board had also served as the members of the Point Massachusetts board of directors prior to the Merger. The Board subsequently appointed Donald R. Kiepert, Jr. as Chairman of the Board, President and Chief Executive Officer; Richard N. Small as Senior Vice President, Chief Financial Officer and Treasurer; and Peter B. Finn, Esquire, as Secretary.

         A copy of the Merger Agreement was included as Exhibit 2.1 to the Company's Registration Statement on Form S-4, filed with the Commission on February 11, 2002, and is incorporated by reference herein.



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As a result of the Merger, the Company acquired all of the outstanding shares of Point Massachusetts capital stock. For accounting purposes, the acquisition has been treated as the acquisition of HMSR Inc. by Point Massachusetts with Point Massachusetts as the acquiror. The historical financial statements of Point Massachusetts prior to March 15, 2002 will be those of Point Massachusetts.

         The exchange ratio for conversion of shares of Point Massachusetts common stock into shares of the Company's common stock was determined by HMSR and Point through arms-length negotiations. In accordance with the terms of the Merger Agreement, the initial exchange ratio set forth in the Merger Agreement was subject to adjustment based, in part, on the amount of "Net Available Cash" (as defined in the Merger Agreement) of the Company. The Final Net Available Cash amount was determined to equal $14,157,000, and the final exchange ratio was 4.16168.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Any financial statements for Point Massachusetts (formerly named Point Therapeutics, Inc.) related to the Merger required to be filed by this Item 7 of Form 8-K will be filed by amendment to this Form 8-K not later than sixty days from the filing of this initial report.

(b)      Pro Forma Financial Information

         Any financial statements for Point Massachusetts (formerly named Point Therapeutics, Inc.) related to the Merger required to be filed by Article 11 of Regulation S-X will be filed by amendment to this Form 8-K not later than sixty days from the filing of this initial report.

(c)      Exhibits


2.1 Agreement and Plan of Merger, dated November 15, 2001, among HMSR Inc., PT Acquisition Corp., and Point Therapeutics, Inc. (Incorporated by reference to HMSR's Registration Statement on Form S-4 (File No. 333-82464))

3.4 Certificate of Amendment of Certificate of Incorporation of Point Therapeutics, Inc. (formerly named HMSR Inc.)





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POINT THERAPEUTICS, INC.

Date: March 28, 2002                      By: /s/ Donald R. Kiepert, Jr.
                                              ----------------------------------
                                              Name:  Donald R. Kiepert, Jr.
                                              Title: President and Chief
                                                     Executive Officer



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                                 EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits
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Exhibit No.             Description
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2.1                     Agreement and Plan of Merger, dated November 15, 2001,
                        among HMSR Inc., PT Acquisition Corp., and Point Therapeutics, Inc. (Incorporated by reference to HMSR's Registration Statement on Form S-4 (File No. 333-82464))


3.4                     Certificate of Amendment of Certificate
                        of Incorporation of Point Therapeutics, Inc.
                        (formerly named HMSR Inc.)




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